SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                October 30, 1996

                  Bear Stearns Mortgage Securities Inc. (as
                  Depositor under a Pooling Agreement dated as of October 1, 1996 providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-7)


                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)


      Delaware              33-44658               13-3633241
   (State or other      (Commission File          (IRS Employer
   jurisdiction of      Number)                   Identification
   incorporation)                                 No.)


                    245 Park Avenue, New York, New York 10167
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (212) 272-2000


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

         (c)  Exhibits

                  Exhibit No.

                     1.1 Terms Agreement dated as of October 28, 1996 between the Registrant and Bear, Stearns & Co.
                              Inc.

                     4.1 Pooling Agreement dated as of October 1, 1996 between the Registrant and First Trust National Association, as Trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        BEAR STEARNS MORTGAGE SECURITIES INC.
                                    (Registrant)


Date: November 13, 1996       By: /s/ Joseph T. Jurkowski, Jr.
                                  ------------------------------
                                 Name:  Joseph T. Jurkowski, Jr.
                                        Title:  Vice President

                                  EXHIBIT INDEX

                                                             Sequentially
Exhibit Number                      Description              Numbered Page

    1.1               Terms Agreement dated as of

                      October 28, 1996 between the
                      Registrant and Bear, Stearns & Co.
                      Inc.

    4.1               Pooling Agreement dated as of
                      October 1, 1996 between the Registrant
                      and First Trust National Association,
                      as Trustee.